Exhibit 99.5
Last Updated     11/4/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$(6)	$94	$169	$13	$270	$100
2	Pinnacle West Energy	—	—	—	—	—	85
3	APS Energy Services	1	—	(2)	(2)	(3)	3
4	SunCor	21	8	17	3	50	11
5	El Dorado	(1)	—	—	(1)	(3)	(1)
6	Parent Company	(3)	9	—	(3)	3	(104)

7	Income From Continuing Operations	12	111	184	10	317	94

	Income (Loss) From Discontinued Operations — Net of Tax
8	Silverhawk	—	—	—	—	1	68
9	SunCor	1	1	—	8	10	(7)
10	Other	—	—	—	—	(1)	(4)

11	Total	1	1	—	8	10	57

12	Net Income	$13	$112	$184	$18	$327	$151

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$(0.06)	$0.95	$1.69	$0.13	$2.70	$0.93
14	Pinnacle West Energy	—	—	—	—	—	0.89
15	APS Energy Services	0.01	—	(0.02)	(0.02)	(0.03)	0.03
16	SunCor	0.21	0.07	0.17	0.03	0.50	0.10
17	El Dorado	(0.01)	—	—	(0.01)	(0.03)	(0.01)
18	Parent Company	(0.03)	0.09	—	(0.03)	0.03	(1.08)

19	Income From Continuing Operations	0.12	1.11	1.84	0.10	3.17	0.86

	Income (Loss) From Discontinued Operations — Net of Tax
20	Silverhawk	—	—	—	—	—	0.69
21	SunCor	0.01	0.02	—	0.08	0.10	(0.07)
22	Other	—	—	—	—	—	(0.03)

23	Total	0.01	0.02	—	0.08	0.10	0.59

24	Net Income	$0.13	$1.13	$1.84	$0.18	$3.27	$1.45

25	BOOK VALUE PER SHARE	$32.37	$33.08	$34.07	$34.48	$34.48	$(0.10)

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	99,449	99,640	99,973	100,474	100,010	3,420
27	End of Period	99,187	99,284	99,648	99,959	99,959	902

See Glossary of Terms.	Page 20 of 31

Last Updated     11/4/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$202	$337	$490	$242	$1,271	$192
29	Business	233	333	371	302	1,239	198

30	Total retail	435	670	861	544	2,510	390
	Wholesale revenue on delivered electricity
31	Traditional contracts	6	7	12	(3)	22	(1)
32	Off-system sales	12	22	—	12	46	6
33	Transmission for others	6	6	7	7	26	—
34	Other miscellaneous services	7	8	7	9	31	3

35	Total regulated operating electricity revenues	466	713	887	569	2,635	398

	MARKETING AND TRADING
36	Electricity and other commodity sales	85	90	85	71	331	(21)

37	Total operating electric revenues	$551	$803	$972	$640	$2,966	$377

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,419	3,284	4,720	2,571	12,994	771
39	Business	3,199	3,971	4,222	3,584	14,976	722

40	Total retail	5,618	7,255	8,942	6,155	27,970	1,493
	Wholesale electricity delivered
41	Traditional contracts	215	181	321	166	883	33
42	Off-system sales	672	218	219	504	1,613	277
43	Retail load hedge management	178	622	450	340	1,590	(1,420)

44	Total regulated electricity	6,683	8,276	9,932	7,165	32,056	383

	MARKETING AND TRADING
45	Wholesale sales of electricity	3,962	3,862	4,841	3,690	16,355	(7,217)

46	Total electric sales	10,645	12,138	14,773	10,855	48,411	(6,834)

See Glossary of Terms.	Page 21 of 31

Last Updated     11/4/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$173	$169	$175	$209	$173	$173
48	Deferred fuel and purchased power costs — current period	13	78	134	19	244	73
49	Regulatory disallowance	—	—	—	—	—	—
50	Interest on deferred fuel	1	3	2	2	8	6
51	Amounts recovered through revenues	(18)	(75)	(102)	(70)	(265)	(265)

52	Deferred fuel and purchased power regulatory asset — ending balance	$169	$175	$209	$160	$160	$(13)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
53	Electricity and other commodity sales, realized (a)	$10	$17	$7	$17	$54	$(1)
54	Mark-to-market reversals on realized sales (a) (b)	(1)	(1)	(1)	(6)	(14)	2
55	Change in mark-to-market value of forward sales	1	—	(3)	(3)	—	(20)

56	Total gross margin	$10	$16	$3	$8	$40	$(19)

	By Pinnacle West Entity

57	APS	$8	$2	$(3)	$5	$14	$20
58	Pinnacle West	(1)	11	4	2	17	(42)
59	APS Energy Services	3	3	2	1	9	8
60	Pinnacle West Energy	—	—	—	—	—	(5)

61	Total gross margin	$10	$16	$3	$8	$40	$(19)

Future Marketing and Trading Mark-to-Market Realization
As of December 31, 2006, Pinnacle West had accumulated net mark-to-market gains of $30 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2007, $16 million; and 2008, $14 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 53 and in line 54 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 54. For example, line 54 shows that a prior-period mark-to-market gain of $14 million was transferred to “realized” for the total year 2006. A $14 million realized gain is included in the $54 million on line 53 for the total year 2006.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 22 of 31

Last Updated     11/4/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
62	Residential	930,799	930,402	935,523	949,132	936,464	39,992
63	Business	113,570	114,803	116,009	117,342	115,431	4,263

64	Total	1,044,369	1,045,205	1,051,532	1,066,474	1,051,895	44,255
65	Wholesale customers	75	76	76	80	77	(1)

66	Total customers	1,044,444	1,045,281	1,051,608	1,066,554	1,051,972	44,254

67	Customer growth (% over prior year)	4.5%	4.6%	4.4%	4.1%	4.4%	0.1%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

68	Residential	2,471	3,129	4,779	2,633	13,012	690
69	Business	3,247	3,932	4,230	3,604	15,013	730

70	Total	5,718	7,061	9,009	6,237	28,025	1,420

	RETAIL USAGE (KWh/Average Customer)

71	Residential	2,763	3,530	5,045	2,709	13,876	241
72	Business	30,444	34,590	36,394	30,552	129,749	1,235

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

73	Residential	2,655	3,363	5,108	2,774	13,894	149
74	Business	28,589	34,252	36,463	30,716	130,064	1,579

	ELECTRICITY DEMAND (MW)

75	Native load peak demand	3,954	6,306	7,220	5,022	7,220	647

See Glossary of Terms.	Page 23 of 31

Last Updated     11/4/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
76	Nuclear	1,720	1,198	2,202	1,868	6,988	(521)
77	Coal	3,083	3,182	3,574	3,337	13,176	116
78	Gas, oil and other	1,323	2,000	2,433	1,628	7,384	(1,051)

79	Total generation production	6,126	6,380	8,209	6,833	27,548	(1,456)

	Purchased power
80	Firm load	365	1,740	1,962	223	4,290	816
81	Marketing and trading	4,592	4,597	5,353	4,326	18,868	(6,845)

82	Total purchased power	4,957	6,337	7,315	4,549	23,158	(6,029)

83	Total energy sources	11,083	12,717	15,524	11,382	50,706	(7,485)

	POWER PLANT PERFORMANCE

	Capacity Factors
84	Nuclear	71%	49%	88%	75%	71%	(6)%
85	Coal	83%	84%	94%	87%	87%	0%
86	Gas, oil and other	18%	28%	34%	22%	25%	(3)%
87	System average	46%	48%	61%	50%	51%	(2)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
88	Nuclear	306	553	97	267	153	39
89	Coal	257	184	62	155	82	9
90	Gas	201	117	109	286	89	(4)

91	Total	764	854	268	708	324	44

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 24 of 31

Last Updated     11/4/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
92	Palo Verde	$53.78	$54.63	$65.89	$52.72	$56.76	$(9.64)
93	SP15	$58.34	$55.39	$71.89	$62.16	$61.95	$(10.99)
	Off-Peak
94	Palo Verde	$41.92	$28.38	$38.45	$39.62	$37.09	$(10.46)
95	SP15	$44.79	$27.43	$43.94	$46.27	$40.61	$(11.45)

	WEATHER INDICATORS

	Actual
96	Cooling degree-days	43	1,740	2,455	457	4,695	32
97	Heating degree-days	464	4	—	383	851	85
98	Average humidity	28%	18%	33%	33%	28%	(6)%
	10-Year Averages
99	Cooling degree-days	96	1,554	2,544	441	4,635	—
100	Heating degree-days	517	28	—	394	939	—
101	Average humidity	42%	22%	32%	38%	33%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)
102	Single-family	8,716	8,883	5,969	4,408	27,976	(15,282)
103	Multi-family	2,887	2,976	3,215	1,029	10,107	2,329

104	Total	11,603	11,859	9,184	5,437	38,083	(12,953)

	Arizona Job Growth (c)
105	Payroll job growth (% over prior year)	6.2%	5.3%	5.1%	4.9%	5.4%	0.0%
106	Unemployment rate (%, seasonally adjusted)	4.2%	4.1%	4.0%	4.1%	4.1%	(0.5)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

See Glossary of Terms.	Page 25 of 31